                                                                   EXHIBIT 10.02

                               Security Agreement

         SECURITY AGREEMENT dated as of July 21, 1998, among CORAM, INC., a Delaware corporation, as borrower (the "Borrower"), each Guarantor (as defined in the Notes, as defined herein) listed on the signature pages hereto (the Borrower and the Guarantors being referred to herein collectively as the "Grantors"), and FOOTHILL CAPITAL CORPORATION, as collateral agent (in such capacity, the "Agent") for the Lenders (as defined herein). Capitalized terms used herein and not defined shall have the meanings given to such terms in the Notes.

         As security for the payment or performance, as the case may be, of the Obligations, each of the Grantors hereby grants to the Agent, its successors and its assigns, for the ratable benefit of the Lenders, a continuing first priority security interest in all such Grantor's right, title and interest in, to and under its now and hereafter existing Accounts and Accounts Receivable together with all Proceeds and products thereof (the "Collateral"). Without limiting the foregoing, the Agent is hereby authorized to file one or more financing statements, continuation statements, or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by each Grantor, without the signature of any Grantor, naming any Grantor or the Grantors as debtors and the Agent as secured party.

         If there shall occur and be continuing an Event of Default under any of the Notes or otherwise on demand, the Agent shall have all the rights available to a "secured party" under the Uniform Commercial Code (as the same may be in effect in the State of New York).

         In this Security Agreement, the following defined terms shall have the following meanings:

         "Accounts" shall mean, with respect to the Grantors, any and all right, title and interest of any Grantor to payment for goods and services sold or leased (exclusive of any liabilities of the Grantors with respect thereto), including any such right evidenced by chattel paper, whether due or to become due, whether or not it has been earned by performance, and whether now or hereafter acquired or arising in the future.

         "Accounts Receivable" shall mean, with respect to the Grantors, all right, title and interest of any Grantor to Accounts and all of any Grantor's right, title and interest in any returned goods, together with all rights, titles, securities and

                                                                   EXHIBIT 10.02


guaranties with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary, in each case whether due or to become due, whether now or hereafter arising.

         "Lenders" shall mean each of Cerberus Partners, L.P., Goldman Sachs Credit Partners L.P. and Foothill Partners III, L.P. and their respective successors and assigns.

         "Notes" shall mean the secured promissory notes dated July 21, 1998 and made by the Borrower in favor of (i) Cerberus Partners, L.P., in the principal amount of $2,147,760, (ii) Goldman Sachs Credit Partners L.P., in the principal amount of $2,727,120 and (iii) Foothill Partners III, L.P., in the principal amount of $1,125,120, and includes any replacement or additional promissory notes made by the Borrower in substitution therefor.

         "Obligations" shall mean the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Notes, when and as due, whether at maturity, by acceleration or otherwise,
(ii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Guarantors to the Lenders under the Notes, and (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of Borrower and each Guarantor pursuant to or arising out of the Notes and Guarantees and this Security Agreement.

         "Proceeds" shall have the meaning given to such term in the Uniform Commercial Code as in effect in the State of New York.

         This Security Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be wholly performed in such State and without giving effect to the conflict of laws principles thereof.

          IN WITNESS WHEREOF, each Grantor has caused this Security Agreement to be duly executed as of the date first above written.


                                   CORAM, INC.


                                   By: /s/ WENDY L. SIMPSON
                                      -------------------------
                                      Name: Wendy L. Simpson
                                      Title: CFO & Secretary



                                   CORAM HEALTHCARE
                                   CORPORATION


                                   By: /s/ WENDY L. SIMPSON
                                      -------------------------
                                      Name: Wendy L. Simpson
                                      Title: CFO & Secretary



                                   CORAM ALTERNATE SITE SERVICES,
                                   INC.


                                   By: /s/ WENDY L. SIMPSON
                                      -------------------------
                                      Name: Wendy L. Simpson
                                      Title: CFO & Secretary



                                   CORAM HOMECARE OF MINNESOTA,
                                   INC.


                                   By: /s/ WENDY L. SIMPSON
                                      -------------------------
                                      Name: Wendy L. Simpson
                                      Title: CFO & Secretary

                                        CORAM HEALTHCARE
                                        CORPORATION OF FLORIDA

                                        By: /s/ WENDY L. SIMPSON
                                           -----------------------
                                           Name: Wendy L. Simpson
                                           Title: CFO & Secretary



                                        CORAM HEALTHCARE
                                        CORPORATION OF GREATER NEW
                                        YORK

                                        By: /s/ WENDY L. SIMPSON
                                           -----------------------
                                           Name: Wendy L. Simpson
                                           Title: CFO & Secretary



                                        CORAM HEALTHCARE
                                        CORPORATION OF
                                        MASSACHUSETTS

                                        By: /s/ WENDY L. SIMPSON
                                           -----------------------
                                           Name: Wendy L. Simpson
                                           Title: CFO & Secretary

                             SECURED PROMISSORY NOTE

$2,727,120                                                        July 21, 1998


         Subject to the terms and conditions of this Note (this "Note"), CORAM, INC., a Delaware corporation ("Borrower"), for value received, the receipt and sufficiency of which is hereby acknowledged, hereby promises to pay to the order Of GOLDMAN SACHS CREDIT PARTNERS L.P., or its assigns ("Lender"), in lawful money of the United States of America in immediately available funds, the principal sum of Two Million Seven Hundred Twenty-Seven Thousand One Hundred Twenty Dollars ($2,727,120) on August 20, 1998 (the "Maturity Date") together with interest thereon at the rate provided for herein. This Note is one of the promissory notes dated the date hereof and made by Borrower in favor of the Lenders (as defined below).

         1. Interest. From the date hereof through the Maturity Date and until paid in full, interest on the unpaid principal amount of this Note shall accrue at an annual rate equal to twelve percent (12%) per annum; provided, however, that during the continuance of any Event of Default, the unpaid principal amount of this Note and any unpaid interest shall accrue interest at such rate plus two cent (2%) per annum. All interest shall be calculated on the basis of a three hundred sixty (360) day year and the actual number of days elapsed (including the first day but excluding the last day) in the period for which interest is payable and shall be payable in cash on the Maturity Date.

         2. Events of Default. This Note and all accrued and unpaid interest hereon shall become immediately due and payable if any one or more of the events (each an "Event of Default") set forth in Section 8.1 of the Securities Exchange Agreement dated as of May 6, 1998, as amended (the "Securities Exchange Agreement"), among the Borrower, Coram Healthcare Corporation ("Parent"), and Cerberus Partners, L.P., Goldman Sachs Credit Partners L.P. and Foothill Capital Corporation, shall occur and be continuing with respect to this Note.

         If there shall occur and be continuing an Event of Default, Lender may, by notice to Borrower, declare the principal under this Note and all interest thereon payable, whereupon all principal under this Note and all such interest shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower; provided, however, that upon the occurrence of the Event of Default specified in subparagraph 8.1(g) or (h) of the Securities Exchange Agreement, the principal under this Note and all such interest shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by Borrower. In addition to the remedies set forth above, Lender may exercise any remedies provided by applicable law.

         3. Prepayment. Borrower may prepay without premium or penalty all or any portion of the outstanding principal amount of this Note together with accrued and unpaid interest to such date Of prepayment on such amount so prepaid.

         4. Waiver. No failure or delay on the part of Lender or any holder in exercising any right, power or privilege hereunder and no course of dealing between Borrower, Lender or any holder shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which a holder would otherwise have.

         5. Guarantee; Security Agreement. This Note is guaranteed by the Guarantors which have executed the guarantee (the "Guarantee") attached hereto as Annex A and is secured by the Collateral (as defined in the Security Agreement dated the date hereof entered into by the Borrower and the Guarantors in favor of the Agent, for the ratable benefit of the Lenders) (as such terms are defined therein).

         6. Presentment and Demand. Borrower hereby waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note and further waives the right to interpose any setoff, counterclaim or cross-claim.

         7. Amendment; Assignment. This Note may not be amended except by an agreement in writing signed by Borrower and Lender or other holder hereof.

         8. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by another, or whenever any of the parties desires to give or serve upon another any communication with respect to this Note, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person with receipt acknowledged, telecopied or sent by registered or certified mail, return receipt requested, postage prepaid, to the address of Borrower or Lender set forth in Section 11.10 of the Securities Exchange Agreement, or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged or telecopied, or three (3) Business Days after the same shall have been deposited in the United States mail.

          9. Submission to Jurisdiction. (a) Borrower hereby irrevocably submits to the jurisdiction of any New York State or Federal court sitting in New York City, and the undersigned hereby irrevocably agree that any action may be heard and determined in such New York State court or in such Federal court. Borrower hereby irrevocably waives, to the fullest extent he may effectively do so, the defense of an inconvenient forum to the maintenance of any action in any jurisdiction. Borrower hereby irrevocably agrees that the summons and complaint or any other process in any action in any jurisdiction may be served by mailing in accordance with the provision set forth in Section 8. Borrower may also be served in any other manner permitted by law, in which event Borrower's time to respond shall be the time provided by law.

          (b) Each of Borrower and Lender hereby irrevocably waive all right to trial by jury in any action, proceeding or counterclaim arising out of or relating to any obligations under this Note.

          10. Governing Law. This Note shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be wholly performed in such State and without giving effect to the conflict of laws principles thereof.

          11. Fees and Expenses. Borrower shall pay on demand all reasonable out-of-pocket expenses of Lender in connection with the preparation of the Note and related documents (including the reasonable fees and expenses of its counsel retained in connection with the Note and the transactions contemplated thereby and advice in connection therewith) and in connection with any attempt to enforce any rights of Lender against Borrower (including the reasonable fees and expenses of all of its counsel and advisors retained in connection therewith).

          IN WITNESS WHEREOF, Borrower has caused this Promissory Note to be duly executed as of the date first above written.

                                        CORAM, INC.

                                        By: /s/ WENDY L. SIMPSON
                                           ------------------------
                                           Name: Wendy L. Simpson
                                           Title: CFO & Secretary

                                     ANNEX A

                                    Guarantee

         Each Guarantor unconditionally guarantees, as a primary obligor and not merely as a surety, jointly and severally with each other Guarantor, (a) the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on this Note, when and as due, whether at maturity, by acceleration or otherwise, (ii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Guarantors to the Lender under this Note, and (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of Borrower and each Guarantor pursuant to or arising out of this Note and Guarantee and the Security Agreement referred to in the Note (the "Obligations"). Each Guarantor further agrees that the obligations may be extended and renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligations.

         Each Guarantor waives presentment to, demand of payment from and protest to the Borrower of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. The obligations of a Guarantor hereunder shall not be affected by (a) the failure of the Lender or any holder to assert any claim or demand or to enforce any right or remedy against the Borrower or any other Guarantor under provisions of this Note or otherwise; (b) any rescission, waiver, amendment or modification of any of the terms or provisions of the Note, any guarantee or any other agreement;
(c) the release of any security held by the Agent (as defined in the Security Agreement) for the Obligations or any of them; or (d) the failure of the Lender or any holder to exercise any right or remedy against any other Guarantor of the Obligations.

         Each Guarantor further agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by Lender to any security (including, without limitation, any Collateral, as defined in the Security Agreement) held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Lender or any holder in favor of the Borrower or any other person.

         The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Agent, the Lender or any holder to assert any claim or demand or to enforce any remedy under this Note, any guarantee or any other agreement, by any waiver or modification of any provision thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or omission which may or might in any manner or to any extent vary the risk of such Guarantor or otherwise operate as a discharge of such Guarantor as a matter of law or equity.

         Each Guarantor further agrees that its guarantee shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Obligation is rescinded or must otherwise be returned by the Agent or Lender upon the bankruptcy or reorganization of the Borrower or otherwise.

         Each Guarantor hereby subordinates until all Obligations have been indefeasibly paid in cash all rights of subrogation against the Borrower and its property and all rights of indemnification, contribution and reimbursement from the Borrower and its property, in each case in connection with this Guarantee and any payments made hereunder, and regardless of whether such rights arise by operation of law, pursuant to contract or otherwise.

         To the extent that any Guarantor shall make a payment of all or any of the Obligations (a "Guarantor Payment") which, taking into account all other Guarantor Payments then previously or concurrently made by the other Guarantors, exceeds the amount which such Guarantor would otherwise have paid if each Guarantor had paid the aggregate Obligations satisfied by such Guarantor Payment in the same proportion as such Guarantor's "Allocable Amount" (as defined below) (in effect immediately prior to such Guarantor Payment), then, following indefeasible payment in full in cash of the Obligations, such Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each of the other Guarantors for the amount of such excess pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.

     As of any date of determination, the "Allocable Amount" of any Guarantor shall be equal to the maximum amount of the claim which could then be recovered from such Guarantor hereunder without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

     The preceding two paragraphs are intended only to define the relative rights of the Guarantors and nothing therein is intended to or shall impair the obligations of the Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of the Note and this Guarantee.

     Notwithstanding any provision herein to the contrary, each Guarantor's liability hereunder shall be limited to an amount not to exceed as of any date of determination the amount which could be claimed by the Lender from such Guarantor hereunder without rendering such claim voidable or avoidable under
Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law after taking into account, among other things, such Guarantor's right of contribution and indemnification from each other Guarantor.

Dated: July 21, 1998



                                             CORAM HEALTHCARE
                                             CORPORATION

                                             By: /s/ WENDY L. SIMPSON
                                                -----------------------
                                                Name: Wendy L. Simpson
                                                Title: CFO & Secretary



                                             CORAM ALTERNATE SITE SERVICES,
                                             INC.

                                             By: /s/ WENDY L. SIMPSON
                                                -----------------------
                                                Name: Wendy L. Simpson
                                                Title: CFO & Secretary

                                        CORAM HOMECARE OF MINNESOTA,
                                        INC.

                                        By: /s/ WENDY L. SIMPSON
                                           -----------------------
                                           Name: Wendy L. Simpson
                                           Title: CFO & Secretary



                                        CORAM HEALTHCARE
                                        CORPORATION OF FLORIDA

                                        By: /s/ WENDY L. SIMPSON
                                           -----------------------
                                           Name: Wendy L. Simpson
                                           Title: CFO & Secretary



                                        CORAM HEALTHCARE
                                        CORPORATION OF GREATER NEW
                                        YORK

                                        By: /s/ WENDY L. SIMPSON
                                           -----------------------
                                           Name: Wendy L. Simpson
                                           Title: CFO & Secretary



                                        CORAM HEALTHCARE
                                        CORPORATION OF
                                        MASSACHUSETTS

                                        By: /s/ WENDY L. SIMPSON
                                           -----------------------
                                           Name: Wendy L. Simpson
                                           Title: CFO & Secretary

                             SECURED PROMISSORY NOTE

$2,147,760                                                         July 21, 1998

         Subject to the terms and conditions of this Note (this "Note"), CORAM, INC., a Delaware corporation ("Borrower"), for value received, the receipt and sufficiency of which is hereby acknowledged, hereby promises to pay to the order of CERBERUS PARTNERS, L.P., or its assigns ("Lender"), in lawful money of the United States of America in immediately available funds, the principal sum of Two Million One Hundred Forty-Seven Thousand Seven Hundred Sixty Dollars ($2,147,760) on August 20, 1998 (the "Maturity Date") together with interest thereon at the rate provided for herein. This Note is one of the promissory notes dated the date hereof and made by Borrower in favor of the Lenders (as defined below).

         1. Interest. From the date hereof through the Maturity Date and until paid in full, interest on the unpaid principal amount of this Note shall accrue at an annual rate equal to twelve percent (12%) per annum; provided, however, that during the continuance of any Event of Default, the unpaid principal amount of this Note and any unpaid interest shall accrue interest at such rate plus two percent (2%) per annum. All interest shall be calculated on the basis of a three hundred sixty (360) day year and the actual number of days elapsed (including the first day but excluding the last day) in the period for which interest is payable and shall be payable in cash on the Maturity Date.

         2. Events of Default. This Note and all accrued and unpaid interest hereon shall become immediately due and payable if any one or more of the events (each an "Event of Default") set forth in Section 8.1 of the Securities Exchange Agreement dated as of May 6, 1998, as amended (the "Securities Exchange Agreement"), among the Borrower, Coram Healthcare Corporation ("Parent"), and Cerberus Partners, L.P., Goldman Sachs Credit Partners L.P. and Foothill Capital Corporation, shall occur and be continuing with respect to this Note.

         If there shall occur and be continuing an Event of Default, Lender may, by notice to Borrower, declare the principal under this Note and all interest thereon payable, whereupon all principal under this Note and all such interest shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower; provided, however, that upon the occurrence of the Event of Default specified in subparagraph 8.1(g) or (h) of the Securities Exchange Agreement, the principal under this Note and all such interest shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by Borrower. In addition to the remedies set forth above, Lender may exercise any remedies provided by applicable law.

         3. Prepayment. Borrower may prepay without premium or penalty all or any portion of the outstanding principal amount of this Note together with accrued and unpaid interest to such date of prepayment on such amount so prepaid.

         4. Waiver. No failure or delay on the part of Lender or any holder in exercising any right, power or privilege hereunder and no course of dealing between Borrower, Lender or any holder shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which a holder would otherwise have.

         5. Guarantee; Security Agreement. This Note is guaranteed by the Guarantors which have executed the guarantee (the "Guarantee") attached hereto as Annex A and is secured by the Collateral (as defined in the Security Agreement dated the date hereof entered into by the Borrower and the Guarantors in favor of the Agent, for the ratable benefit of the Lenders) (as such terms are defined therein).

         6. Presentment and Demand. Borrower hereby waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note and further waives the right to interpose any setoff, counterclaim or cross-claim.

         7. Amendment; Assignment. This Note may not be amended except by an agreement in writing signed by Borrower and Lender or other holder hereof.

         8. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by another, or whenever any of the parties desires to give or serve upon another any communication with respect to this Note, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person with receipt acknowledged, telecopied or sent by registered or certified mail, return receipt requested, postage prepaid, to the address of Borrower or Lender set forth in Section 11.10 of the Securities Exchange Agreement, or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged or telecopied, or three (3) Business Days after the same shall have been deposited in the United States mail.

               9. Submission to Jurisdiction. (a) Borrower hereby irrevocably submits to the jurisdiction of any New York State or Federal court sitting in New York City, and the undersigned hereby irrevocably agrees that any action may be heard and determined in such New York State court or in such Federal court, Borrower hereby irrevocably waives, to the fullest extent he may effectively do so, the defense of an inconvenient forum to the maintenance of any action in any jurisdiction. Borrower hereby irrevocably agrees that the summons and complaint or any other process in any action in any jurisdiction may be served by mailing in accordance with the provisions set forth in Section
8. Borrower may also be served in any other manner permitted by law, in which event Borrower's time to respond shall be the time provided by law.

               (b) Each of Borrower and Lender hereby irrevocably waive all right to trial by jury in any action, proceeding or counterclaim arising out of or relating to any obligations under this Note.

               10. Governing Law. This Note shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be wholly performed in such State and without giving effect to the conflict of laws principles thereof.

               11. Fees and Expenses. Borrower shall pay on demand all reasonable out-of-pocket expenses of Lender in connection with the preparation of the Note and related documents (including the reasonable fees and expenses of its counsel retained in connection with the Note and the transactions contemplated thereby and advice in connection therewith) and in connection with any attempts to enforce any rights of Lender against Borrower (including the reasonable fees and expenses of all of its counsel and advisors retained in connection therewith).

               IN WITNESS WHEREOF, Borrower has caused this Promissory Note to be duly executed as of the date first above written.


                                             CORAM, INC.

                                             By: /s/ WENDY L. SIMPSON
                                                ------------------------
                                                Name: Wendy L. Simpson
                                                Title: CFO & Secretary

                                     ANNEX A

                                    Guarantee

         Each Guarantor unconditionally guarantees, as a primary obligor and not merely as a surety, jointly and severally with each other Guarantor, (a) the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on this Note, when and as due, whether at maturity, by acceleration or otherwise, (ii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Guarantors to the Lender under this Note, and (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of Borrower and each Guarantor pursuant to or arising out of this Note and Guarantee and the Security Agreement referred to in the Note (the "Obligations"). Each Guarantor further agrees that the obligations may be extended and renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligations.

         Each Guarantor waives presentment to, demand of payment from and protest to the Borrower of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. The obligations of a Guarantor hereunder shall not be affected by (a) the failure of the Lender or any holder to assert any claim or demand or to enforce any right or remedy against the Borrower or any other Guarantor under provisions of this Note or otherwise; (b) any rescission, waiver, amendment or modification of any of the terms or provisions of the Note, any guarantee or any other agreement;
(c) the release of any security held by the Agent (as defined in the Security Agreement) for the Obligations or any of them; or (d) the failure of the Lender or any holder to exercise any right or remedy against any other Guarantor of the Obligations.

         Each Guarantor further agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by Lender to any security (including, without limitation, any Collateral, as defined in the Security Agreement) held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Lender or any holder in favor of the Borrower or any other person.

         The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Agent, the Lender or any holder to assert any claim or demand or to enforce any remedy under this Note, any guarantee or any other agreement, by any waiver or modification of any provision thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or omission which may or might in any manner or to any extent vary the risk of such Guarantor or otherwise operate as a discharge of such Guarantor as a matter of law or equity.

         Each Guarantor further agrees that its guarantee shall continue to be effective or be reinstated, as the case may be if at any time payment, or any part thereof, of principal of or interest on any Obligation is rescinded or must otherwise be returned by the Agent or Lender upon the bankruptcy or reorganization of the Borrower or otherwise.

         Each Guarantor hereby subordinates until all Obligations have been indefeasibly paid in cash all rights of subrogation against the Borrower and its property and all rights of indemnification, contribution and reimbursement from the Borrower and its property, in each case in connection with this Guarantee and any payments made hereunder, and regardless of whether such rights arise by operation of law, pursuant to contract or otherwise.

         To the extent that any Guarantor shall make a payment of all or any of the Obligations (a "Guarantor Payment") which, taking into account all other Guarantor Payments then previously or concurrently made by the other Guarantors, exceeds the amount which such Guarantor would otherwise have paid if each Guarantor had paid the aggregate Obligations satisfied by such Guarantor Payment in the same proportion as such Guarantor's "Allocable Amount" (as defined below) (in effect immediately prior to such Guarantor Payment), then, following indefeasible payment in full in cash of the Obligations, such Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each of the other Guarantors for the amount of such excess pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.

     As of any date of determination, the "Allocable Amount" of any Guarantor shall be equal to the maximum amount of the claim which could then be recovered from such Guarantor hereunder without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

     The preceding two paragraphs are intended only to define the relative rights of the Guarantors and nothing therein is intended to or shall impair the obligations of the Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of the Note and this Guarantee.

     Notwithstanding any provision herein to the contrary, each Guarantor's liability hereunder shall be limited to an amount not to exceed as of any date of determination the amount which could be claimed by the Lender from such Guarantor hereunder without rendering such claim voidable or avoidable under
Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law after taking into account, among other things, such Guarantor's right of contribution and indemnification from each other Guarantor.

Dated: July 21, 1998

                                             CORAM HEALTHCARE
                                             CORPORATION

                                             By: /s/ WENDY L. SIMPSON
                                                ------------------------
                                                Name: Wendy L. Simpson
                                                Title: CFO & Secretary


                                             CORAM ALTERNATIVE SITE SERVICES,
                                             INC.

                                             By: /s/ WENDY L. SIMPSON
                                                ------------------------
                                                Name: Wendy L. Simpson
                                                Title: CFO & Secretary

                                             CORAM HOMECARE OF MINNESOTA,
                                             INC.

                                             By: /s/ WENDY L. SIMPSON
                                                ------------------------
                                                Name: Wendy L. Simpson
                                                Title: CFO & Secretary


                                             CORAM HEALTHCARE
                                             CORPORATION OF FLORIDA

                                             By: /s/ WENDY L. SIMPSON
                                                ------------------------
                                                Name: Wendy L. Simpson
                                                Title: CFO & Secretary


                                             CORAM HEALTHCARE
                                             CORPORATION OF GREATER NEW
                                             YORK

                                             By: /s/ WENDY L. SIMPSON
                                                ------------------------
                                                Name: Wendy L. Simpson
                                                Title: CFO & Secretary




                                             CORAM HEALTHCARE
                                             CORPORATION OF
                                             MASSACHUSETTS

                                             By: /s/ WENDY L. SIMPSON
                                                ------------------------
                                                Name: Wendy L. Simpson
                                                Title: CFO & Secretary

                             SECURED PROMISSORY NOTE

$1,125,120                                                         July 21, 1998

         Subject to the terms and conditions of this Note (this "Note"), CORAM, INC., a Delaware corporation ("Borrower"), for value received, the receipt and sufficiency of which is hereby acknowledged, hereby promises to pay to the order of FOOTHILL PARTNERS III, L.P., or its assigns ("Lender"), in lawful money of the United States of America in immediately available funds, the principal sum of One Million One Hundred Twenty-Five Thousand One Hundred Twenty Dollars ($1,125,120) on August 20, 1998 (the "Maturity Date") together with interest thereon at the rate provided for herein. This Note is one of the promissory notes dated the date hereof and made by Borrower in favor of the Lenders (as defined below).

         1. Interest. From the date hereof through the Maturity Date and until paid in full, interest on the unpaid principal amount of this Note shall accrue at an annual rate equal to twelve percent (12%) per annum; provided, however, that during the continuance of any Event of Default, the unpaid principal amount of this Note and any unpaid interest shall accrue interest at such rate plus two percent (2%) per annum. All interest shall be calculated on the basis of a three hundred sixty (360) day year and the actual number of days elapsed (including the first day but excluding the last day) in the period for which interest is payable and shall be payable in cash on the Maturity Date.

         2. Events of Default. This Note and all accrued and unpaid interest hereon shall become immediately due and payable if any one or more of the events (each an "Event of Default") set forth in Section 8.1 of the Securities
Exchange Agreement dated as of May 6, 1998, as amended (the "Securities Exchange Agreement"), among the Borrower, Coram Healthcare Corporation ("Parent"), and Cerberus Partners, L.P., Goldman Sachs Credit Partners L.P. and Foothill Capital Corporation, shall occur and be continuing with respect to this Note.

         If there shall occur and be continuing an Event of Default, Lender may, by notice to Borrower, declare the principal under this Note and all interest thereon payable, whereupon all principal under this Note and all such interest shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower; provided, however, that upon the occurrence of the Event of Default specified in subparagraph 8.1(g) or (h) of the Securities Exchange Agreement, the principal under this Note and all such interest shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by Borrower. In addition to the remedies set forth above, Lender may exercise any remedies provided by applicable law.

         3. Prepayment. Borrower may prepay without premium or penalty all or any portion of the outstanding principal amount of this Note together with accrued and unpaid interest to such date of prepayment on such amount so prepaid.

         4. Waiver. No failure or delay on the part of Lender or any holder in exercising any right, power or privilege hereunder and no course of dealing between Borrower, Lender or any holder shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which a holder would otherwise have.

         5. Guarantee; Security Agreement. This Note is guaranteed by the Guarantors which have executed the guarantee (the "Guarantee") attached hereto as Annex A and is secured by the Collateral (as defined in the Security Agreement dated the date hereof entered into by the Borrower and the Guarantors in favor of the Agent, for the ratable benefit of the Lenders) (as such terms are defined therein).

         6. Presentment and Demand. Borrower hereby waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note and further waives the right to interpose any setoff, counterclaim or cross-claim.

         7. Amendment; Assignment. This Note may not be amended except by an agreement in writing signed by Borrower and Lender or other holder hereof.

         8. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by another, or whenever any of the parties desires to give or serve upon another any communication with respect to this Note, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person with receipt acknowledged, telecopied or sent by registered or certified mail, return receipt requested, postage prepaid, to the address of Borrower or Lender set forth in Section 11.10 of the Securities Exchange Agreement, or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged or telecopied, or three (3) Business Days after the same shall have been deposited in the United States mail.

               9. Submission to Jurisdiction. (a) Borrower hereby irrevocably submits to the jurisdiction of any New York State or Federal court sitting in New York City, and the undersigned herby irrevocably agrees that any action may be heard and determined in such New York State court or in such Federal court. Borrower hereby irrevocably waives, to the fullest extent he may effectively do so, the defense of an inconvenient forum to the maintenance of any action in any jurisdiction. Borrower hereby irrevocably agrees that the summons and complaint or any other process in any action in any jurisdiction may be served by mailing in accordance with the provision set forth in Section 8. Borrower may also be served in any other manner permitted by law, in which event Borrower's time to respond shall be the time provided by law.

               (b) Each of Borrower and Lender hereby irrevocably waive all right to trial by jury in any action, proceeding or counterclaim arising out of or relating to any obligations under this Note.

               10. Governing Law. This Note shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be wholly performed in such State and without giving effect to the conflict of laws principles thereof.

               11. Fees and Expenses. Borrower shall pay on demand all reasonable out-of-pocket expenses of Lender in connection with the preparation of the Note and related documents (including the reasonable fees and expenses of its counsel retained in connection with the Note and the transactions contemplated thereby and advice in connection therewith) and in connection with any attempt to enforce any rights of Lender against Borrower (including the reasonable fees and expenses of all of its counsel and advisors retained in connection therewith).

               IN WITNESS WHEREOF, Borrower has caused this Promissory Note to be duly executed as of the date first above written.

                                             CORAM, INC.

                                             By: /s/ WENDY L. SIMPSON
                                                -----------------------
                                                Name: Wendy L. Simpson
                                                Title: CFO & Secretary

                                     ANNEX A

                                    Guarantee

         Each Guarantor unconditionally guarantees, as a primary obligor and not merely as a surety, jointly and severally with each other Guarantor, (a) the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on this Note, when and as due, whether at maturity, by acceleration or otherwise, (ii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Guarantors to the Lender under this Note, and (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of Borrower and each Guarantor pursuant to or arising out of this Note and Guarantee and the Security Agreement referred to in the Note (the "Obligations"). Each Guarantor further agrees that the obligations may be extended and renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligations.

         Each Guarantor waives presentment to, demand of payment from and protest to the Borrower of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. The obligations of a Guarantor hereunder shall not be affected by (a) the failure of the Lender or any holder to assert any claim or demand or to enforce any right or remedy against the Borrower or any other Guarantor under provisions of this Note or otherwise; (b) any rescission, waiver, amendment or modification of any of the terms or provisions of the Note, any guarantee or any other agreement;
(c) the release of any security held by the Agent (as defined in the Security Agreement) for the Obligations or any of them; or (d) the failure of the Lender or any holder to exercise any right or remedy against any other Guarantor of the Obligations.

         Each Guarantor further agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by Lender to any security (including, without limitation, any Collateral, as defined in the Security Agreement) held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Lender or any holder in favor of the Borrower or any other person.

         The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Agent, the Lender or any holder to assert any claim or demand or to enforce any remedy under this Note, any guarantee or any other agreement, by any waiver or modification of any provision thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or omission which may or might in any manner or to any extent vary the risk of such Guarantor or otherwise operate as a discharge of such Guarantor as a matter of law or equity.

         Each Guarantor further agrees that its guarantee shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Obligation is rescinded or must otherwise be returned by the Agent or Lender upon the bankruptcy or reorganization of the Borrower or otherwise.

         Each Guarantor hereby subordinates until all Obligations have been indefeasibly paid in cash all rights of subrogation against the Borrower and its property and all rights of indemnification, contribution and reimbursement from the Borrower and its property, in each case in connection with this Guarantee and any payments made hereunder, and regardless of whether such rights arise by operation of law, pursuant to contract or otherwise.

         To the extent that any Guarantor shall make a payment of all or any of the Obligations (a "Guarantor Payment") which, taking into account all other Guarantor Payments then previously or concurrently made by the other Guarantors, exceeds the amount which such Guarantor would otherwise have paid if each Guarantor had paid the aggregate Obligations satisfied by such Guarantor Payment in the same proportion as such Guarantor's "Allocable Amount" (as defined below) (in effect immediately prior to such Guarantor Payment), then, following indefeasible payment in full in cash of the Obligations, such Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each of the other Guarantors for the amount of such excess pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.

     As of any date of determination, the "Allocable Amount" of any Guarantor shall be equal to the maximum amount of the claim which could then be recovered from such Guarantor hereunder without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

     The preceding two paragraphs are intended only to define the relative rights of the Guarantors and nothing therein is intended to or shall impair the obligations of the Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of the Note and this Guarantee.

     Notwithstanding any provision herein to the contrary, each Guarantor's liability hereunder shall be limited to an amount not to exceed as of any date of determination the amount which could be claimed by the Lender from such Guarantor hereunder without rendering such claim voidable or avoidable under
Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Conveyance Act or similar statute or common law after taking into account, among other things, such Guarantor's right of contribution and indemnification from each other Guarantor.

Dated: July 21, 1998


                                             CORAM HEALTHCARE
                                             CORPORATION

                                             By: /s/ WENDY L. SIMPSON
                                                ------------------------
                                                Name: Wendy L. Simpson
                                                Title: CFO & Secretary



                                             CORAM ALTERNATIVE SITE SERVICES,
                                             INC.

                                             By: /s/ WENDY L. SIMPSON
                                                ------------------------
                                                Name: Wendy L. Simpson
                                                Title: CFO & Secretary

                                             CORAM HOMECARE OF MINNESOTA,
                                             INC.

                                             By: /s/ WENDY L. SIMPSON
                                                -----------------------
                                                Name: Wendy L. Simpson
                                                Title: CFO & Secretary



                                             CORAM HEALTHCARE
                                             CORPORATION OF FLORIDA

                                             By: /s/ WENDY L. SIMPSON
                                                -----------------------
                                                Name: Wendy L. Simpson
                                                Title: CFO & Secretary



                                             CORAM HEALTHCARE
                                             CORPORATION OF
                                             GREATER NEW YORK

                                             By: /s/ WENDY L. SIMPSON
                                                -----------------------
                                                Name: Wendy L. Simpson
                                                Title: CFO & Secretary



                                             CORAM HEALTHCARE
                                             CORPORATION OF
                                             MASSACHUSETTS

                                             By: /s/ WENDY L. SIMPSON
                                                -----------------------
                                                Name: Wendy L. Simpson
                                                Title: CFO & Secretary